UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2023, the Board of Directors (the “Board”) of FuelCell Energy, Inc. (the “Company”) approved the amendment and restatement of the Amended and Restated By-laws of the Company (as so amended and restated, the “Second Amended and Restated By-laws”), effective immediately, to: (a) align Article II with the Securities and Exchange Commission’s requirements regarding universal proxies pursuant to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, and make certain other related changes; (b) modify Section 1.4 to decrease the quorum requirement for the transaction of business at meetings of stockholders from “the presence, in person or by proxy duly authorized, of the holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting” to “the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of at least forty percent (40%) in voting power of the shares of stock issued, outstanding and entitled to vote at a meeting”; (c) modify provisions in Article I related to procedures for adjournment of meetings of stockholders, provision of lists of stockholders entitled to vote at stockholders meetings and electronic transmission of notices to stockholders, in each case to be consistent with amendments to the Delaware General Corporation Law; (d) modify Articles I and II to clarify and confirm that meetings of stockholders and the Board, respectively, may be held by means of remote communication; (e) update references to the “chairman” of the Board to “chair” throughout; and (f) make certain other minor changes to Article II – Board of Directors, Article III – Officers, and Article VIII – Miscellaneous.

The foregoing description is qualified in its entirety by reference to the full text of the Second Amended and Restated By-laws, which are attached hereto as Exhibit 3.1 (unmarked version) and Exhibit 3.2 (marked version) and incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated By-laws, effective as of July 17, 2023 (unmarked version).

3.2	Second Amended and Restated By-laws, effective as of July 17, 2023 (marked version).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: July 18, 2023	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer